Imperial Capital, LLC 6th Annual Global Opportunities Conference September 20, 2012 Churchill Downs Incorporated (NASDAQ: CHDN) Mike Anderson, VP Corporate Finance & Treasurer

Page: 2 In addition to historical facts or statements of current conditions, this document contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, estimates, expectations or beliefs about future events, results or outcomes, or otherwise are not statements of historical fact. The actual performance of the Company may differ materially from what is projected in such forward-looking statements. Investors should refer to statements included in reports filed by the Company with the Securities and Exchange Commission for discussion of additional information concerning factors that could cause the Company’s actual results of operations to differ materially from the forward-looking statements made in this presentation. The information being provided today is as of this date only, and Churchill Downs Incorporated expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in expectations. CDI expressly does not adopt, endorse or provide comment upon any projections by analysts or projections contained in this presentation. Safe Harbor / Forward-Looking Statements

Page: 3 Overview: Diversified Racing, Gaming, Online & Entertainment Company • Leading Online pari- mutuel wagering (“ADW”) company • $800 M handle in 2011; $588 M handle in 2010 • $451 M handle 1H ’12 (14% growth) • 24 hour horse racing channel, joint venture with the Stronach Group • Access to over 70 tracks • 626 Slot Machines, opened 2008 • 11 OTB’s, 700+ Video Poker units • 84 Live Days, $341 M ‘11 handle  The #1 source for Thoroughbred information • 1,214 Slot Machines, 29 Poker tables, opened 2010 • 141 Live Days, $535 M ‘11 handle • 818 Slot Machines, 15 table games + Poker room • 105 room attached hotel • $15 M renovation project underway • Home of the Kentucky Derby & Oaks since 1875 • 8-time host of Breeders’ Cup Championships • 57 Live Days, $603 M ‘11 handle • $9 M renovation project • Provides pari-mutuel wagering IT infrastructure • Processed ~$3B Wagers in 2011 • Fastbet Mobile wagering • 86 Live Days, $548 M ‘11 handle • 12 OTB’s • Multimedia poker content company • Industry-leader poker periodical • 50/50 JV w/ Delaware North to purchase Lebanon Raceway • $285 M VLT gaming facility project • 1H 2014 scheduled opening

Page: 4 Investment Rationale Diversified Asset Portfolio • Largest legal online gaming platform in the U.S.(TwinSpires.com) • ~3,500 Gaming positions in three casinos and 9 OTBs • Four premier Thoroughbred Race Tracks • Iconic Kentucky Oaks & Derby Brands • Tote business, Poker media company, minority owner of TV Channel Significant Growth Opportunities • ~$285 million JV with Delaware North Companies to develop a gaming & racing operation in Lebanon, OH with up to 2,500 positions • Online horse race wagering continues to grow at double digit rates • Luckity.com – expected to be launched in fall, 2012 –mobile and online gaming platform legal, licensed & regulated in the U.S. • Potential for casino gaming at Arlington International Racecourse (IL) • Potential for casino gaming at Churchill Downs Race Track (KY) • Positioned to play in the U.S. Online Poker industry upon legalization Shareholder Focused Management Team • Diverse backgrounds with multi-industry, technology and international experience • Proven record of capital allocation, revenue & earnings growth • Disciplined acquisition strategy • 500 technology resources focused on growing our online offerings (includes United Tote) Strong Financial Position • 12% Revenue CAGR and 26% EBITDA CAGR since 2007 • Strong balance sheet with 0.4x EBITDA leverage, backstopped with valuable real estate • Strong free cash flow from Kentucky Derby, Online assets and Casino assets less than 5 years old • 20% dividend increase in 2012 • Disciplined approach to capital allocation

Page: 5 • CDI was built around Racing …. But traditional racing pressures have prompted executive management to diversify and grow through other revenue streams. • “To millions of people worldwide, ‘Churchill Downs’ means…The Kentucky Derby, Thoroughbred racing. But, while that’s what our brands mean, it is no longer our business model, meaning how we will grow and earn an acceptable return on our shareholders’ investment. Our business model has changed dramatically” Robert L. Evans, CEO and Chairman of the Board Racing Properties – Foundation which led to diversification • 336 acres in western Chicago suburb, Arlington Heights • 12 OTB’s • 20 minutes form O’Hare airport • Rich history with the “Arlington Million” Arlington International Racecourse Churchill Downs Racetrack Calder Race Course Fair Grounds Race Course • Home of the Kentucky Oaks and Kentucky Derby • National historic landmark • 138 consecutive years of international event • Night racing series beginning in 2009 • 231 acres in Miami Gardens, FL with convenient access off Florida Turnpike • Sits adjacent to Sun Life Stadium – home of the NFL’s Miami Dolphins • 145 acres in New Orleans, LA • Network of 11 OTB’s • Video poker machines in 9 of the OTB’s • Home of the “Louisiana Derby” • New Orleans Jazz Festival host since 1972

Page: 6 Brand Power – Kentucky Derby  The Kentucky Derby is not just “The Greatest Two Minutes in Sports” but rather an annual cultural and social phenomena  The longest continuously running sporting event in North America – 138 years  Diverse revenue/profit streams – premium ticketing, sponsorships, wagering, TV revenues, F&B, parking, etc.  Attendance & popularity of events have withstood economic downturns

Page: 7 The Kentucky Derby has proven resilient…  Record Derby Week EBITDA for the third consecutive year, $5.4 million higher than 2011  2011 Derby Week EBITDA was up $6.4 million over 2010, 2010 EBITDA up $3.4 million over 2009  Derby attendance sets new all-time record of 165,307….breaks record, set in the prior year  Derby Day wagering was a record $187 million up 13% over 2011...nearly 7% above previous record set in 2006  Yum! Brands presenting sponsor and NBC Sports TV agreements both completed Year 2 of 5-year deals  Oaks attendance was the second largest in history…..112,552 attended the “ladies day” of racing  Oaks Day wagering up 6.5% over 2011… and sets new record of $39.9 million wagered  4 new partnerships / sponsorships announced in 2012 2012 Results

Page: 8 Kentucky Oaks & Derby Numbers $152 $171 $174 $187 $208 $202 $196 $186 $199 $203 $227 0.0% 0.5% 1.0% 1.5% 2.0% $50 $100 $150 $200 $250 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Amount wagered on Derby Weekend % Total Year U.S. Industry wagering Dollars in Millions Wagering on Kentucky Derby Weekend continues to grow despite industry trends U.S. Industry Source: Equibase.com, December 2011 YTD 2012 handle extrapolated based on August 2012 YTD trend (+2.3%) 12.8 11.8 14.6 13.6 12.9 13.8 14.2 16.3 16.5 14.5 14.8 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 145 149 140 156 158 157 158 154 156 165 165 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Third most watched Derby in 23 years at 14.8 million viewers; Only annual sporting event that draws more female viewers Attendance at all-time record level in 2012 – showing the popularity and strength of the brand Kentucky Derby Weekend Wagering NBC Telecast Viewership (in millions) Source: NBC Sports press release dated May 8, 2012 Derby Day Attendance (in thousands)

Page: 9 Online Business – The Basics With over $200 million invested in development and acquisitions, TwinSpires.com is the largest ADW platform in the U.S. • Horse race wagering in the U.S. via the internet is legal under the Interstate Horseracing Act • Advance Deposit Wagering (“ADW”) is pari-mutuel wagering on horse racing through the internet, telephone & mobile devices • Our Online Business is operated and branded through Twinspires.com, headquartered in Mountain View, CA • Licensed & regulated in the state of Oregon • Industry studies indicate ADW is the fastest growing segment of pari-mutuel wagering

Page: 10 Online History: TwinSpires launch • Jan. 2007 - TwinSpires formed (Mtn. View, CA) • May 2007 - TwinSpires.com launched • June 2007 - CDI acquires AmericaTAB and BRIS • June 2010 - CDI acquires Youbet.com • Nov. 2010 - Youbet, TwinSpires platforms merged • April 2011 - NYRA outsources telephone wagering to TwinSpires • Aug. 2011 - Keeneland white label ADW launched With over $200 million invested in development and acquisitions, TwinSpires.com is the largest ADW platform in the U.S. TwinSpires has grown from a start-up in 2007 to the industry leader in 2012….

Page: 11 Online / ADW channel should continue to grow Source: U.S Industry from Equibase.com; Online (ADW) handle from Oregon Racing Commission and SEC filings. 1Q 2012 ADW hub figures not yet available from Oregon Racing Commission. Industry growth +2% - % (7)% (10)% (7)% (6)% TS.com online handle N/A $87 $234 $329 $588 $800 % TS of total online N/A 6.2% 15.7% 19.9% 33.9% 43.4% $1,381 $1,412 $1,495 $1,654 $1,734 $1,845 9.3% 9.6% 11.0% 13.4% 15.2% 17.1% 2% 4% 6% 8% 10% 12% 14% 16% 18% $350 $750 $1,150 $1,550 $1,950 2006 2007 2008 2009 2010 2011Total Industry Online Handle % Wagered via Online Channel Dollars in Millions The Online channel continues to grow despite racing industry declines Five year Online Channel CAGR of 6.0% despite a negative 6.1% total industry CAGR…Online outpacing industry by 12.1%  Ability to continue growing based on channel shift, 2011 figures:  Online channel share is 17.1% On-track live accounts for 11.4%  Other locations share of 71.5%  Online wagering channel share gains driven by convenience, accessibility and ease of use  Scalable business…segment EBITDA 4.7% of handle in 2011 CDI / Twinspires is well positioned to continue growing:  Best technology, best innovation Ability to offer integrated data Customized rewards & marketing programs

Page: 12 Gaming Properties – Building the product offerings Note: Positions obtained from Form 10-K for periods 2006-2011 Fair Grounds Race Course & Slots (<4 years old) Calder Casino & Race Course (<3 years old) Harlow’s Resort Casino & Hotel (< 5 years old) Number of Gaming Positions (approximate, end of year) 3,500 600 845 1,300 1,400 3,500 2006 2007 2008 2009 2010 2011  Fair Grounds permanent gaming facility opened October 2008 with over 600 machines  Calder Casino opened in January 2010 with ~1,200 machines and 29 poker tables  Acquired Harlow’s Resort & Casino in December, 2010 - Our first non-racing casino - ~900 slots & 15 table games, 105 room hotel  Well positioned to continue to grow in this market thru acquisition and building out owned properties (Arlington, Quad City Downs, Churchill Downs) where permitted  Ohio joint venture with DNC announced in 1Q ’12.....gaming asset planned to be built  “Young” Gaming assets require less maintenance-related cap-ex

Page: 13 Harlow’s – renovation in progress following 2011 flood • New event center will replace 2,600-seat arena (now razed), which sustained significant damage during the MS River flooding in May 2011 • ~ $15 M in capital spending expected, fully funded by our flood insurance collections • Construction underway in 2012, expected completion date late 2012 early 2013  Improvements under construction include the following amenities:  Buffet area  Steakhouse  Business center  Spa facility  Fitness center  Pool  Multi-purpose event center

Page: 14 • On February 29 – we announced a Joint Venture (“JV”) with Delaware North Companies to purchase Lebanon Raceway license in Ohio to develop a new Video Lottery Terminal (“VLT”) facility and harness racetrack • 50/50 JV will manage the development and operation of the VLT facility and racetrack – after acquisition of racing licenses and assets • $60 million purchase price ($10 M cash and $50 M note) with $10 M contingent payment to sellers based on performance • $225 million project cost ($50M license fee + $175M development including VLT cost) • Sale contingent upon approval of JV’s applications to Ohio Lottery Commission and Ohio State Racing Commission which were submitted in July 2012 • JV hopes to begin construction of the new facility this year, with estimated completion scheduled for 1st half of 2014 Growth Opportunity - Ohio VLT facility development

Page: 15 Cincinnati / Dayton OH area is an attractive gaming market Lebanon Raceway (current) Raceway Park (proposed @ Exit 58) to Columbus (under construction) (under construction) 20 miles

Growth Opportunity – Gaming in IL

Gaming legislation once again passed through the IL legislature with Governor Quinn blocking its passage with his veto power ……

- In May 2012 the IL House of Representatives and IL Senate both passed SB 1849, a gaming expansion bill sponsored by Rep. Lou Lang
- This bill followed successful passage by the IL General Assembly of SB 744 in '11, which was never presented to the Governor for signature due to his opposition
- SB 1849 would allow 5 new casinos, including one in Chicago and to permit slot machines at race tracks
- Bill would allow for Class III gaming at racetracks including 1,200 at Arlington Park, eliminates prior language for slots at state fairgrounds and airports
- In August 2012 Governor Quinn vetoed the Bill citing concerns over the absence of strict ethical standards and comprehensive regulatory oversight including a ban on campaign contributions from licensees
- IL General Assembly supporters will either have the option to try a veto override (60% vote required) or introduce a new piece of legislation to address the Governor's concerns this fall


Kenosha
Waukegan
North Chicago
Arlington
Elgin
Evanston
Des Plaines
Maywood
Hawthorne
CHICAGO
25 mi.
50 mi.
Aurora
Empress
Harrah's
Blue Chip
Trump
Majestic Star
Harrah's
Joliet
Empress
Balmoral

- ✓ Arlington is in an attractive location
  - Approximately 25 miles from downtown
  - Train station on the property
- ✓ A very competitive market
  - Des Plaines 9 miles away ($759 slot WPU in 2011 per Wells Fargo High Yield Research)
  - Grand Victoria, Elgin 19 miles

Churchill Downs Incorporated

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Growth Opportunity – Luckity.com

Real Fun. Real Cash.

- Luckity is a mobile and online gaming platform that will offer fun games with the opportunity to win real money
  - Outcomes of games are based on and determined by live horse races
  - Technology is based on TwinSpires advanced deposit wagering platform
  - Patent protected (pending)
- Luckity is permissible under the Interstate Horseracing Act and is licensed by the Oregon Racing Commission
- Soft launch expected in early to mid October, 2012
- Initial launch includes 25 unique games
- Targeting social, casino and lottery game players

How It Works

Step 1: Customer plays one of many Luckity games



FAST MAGIC
Shake -N- Win
Pick 4
Beach Blitz
X Marks The Cash
Color Wheel
Fruit Spin
Hit 4 Cash
LuckySilks

Step 2: Game play is mapped to pari-mutuel wagering pools

Number Selection ↓ | ↑ Game Results

Luckity.com Pari-Mutuel Engine

Step 3: Live horse race generates results and real cash prizes

Wagers Placed ↓ | ↑ Wager Results

Horse Races



Step 4: Customer account is credited with real cash winnings based on actual payouts from pari-mutuel pools

Churchill Downs Incorporated

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Page: 18 Luckity.com – Sample Games Sample of games we will roll out in the initial launch

Page: 19 $54 $63 $66 $80 $138 $113 $1 $17 2007 2008 2009 2010 2011 1H '11 1H '12 Insurance Recoveries 1H ‘12 EBITDA up 11% over prior year (ex-ins) - All three business segments improved - Online business grew handle14% resulting in EBITDA growth of 22%  2012 Derby Week EBITDA up $5.4 M over ’11 - 2011 Derby up $6.4 M over ‘10 - 2010 Derby up $3.4 M over ‘09  2011 Record EBITDA following 2010 record - Nearly doubles 2010 levels (up 97%) - Gaming increased $28.5 M from organic growth and through acquisition - Online more than doubles driven by merger-related cost synergies plus additional five months of Youbet.com - Racing increased $27.8 M driven by IL HRETF proceeds, Derby Week growth and KY TIF proceeds 2H ‘12 EBITDA Headwinds - IL HRETF proceeds $19.3 M in 3Q ’11, non- recurring - Host of Breeders’ Cup in 4Q ’11, not hosting in ‘12 or ‘13 Dollars in Millions Financials - Proven EBITDA Growth Diversification drives 26% growth CAGR (ex- insurance recoveries & HRETF) over last five years… Record quarterly EBITDA results continue in 1H 2012 following record annual performances in 2011 and 2010 $55 $80 $159 $96 1H ‘12 up ~ $10 M over prior year (ex- insurance rec) $19 HRETF $1 $7 $106

Page: 20 $50 $61 $71 $60 $172 $105 $17 $104 2007 2008 2009 2010 2011 1H11 1H12 $90 Cash provided by operating activities Strong Cash Generation Continues…  1H 2012 provides robust cash flow - Derby Week grows $5.4 M - Online and Gaming segments increased operating results - YOY decrease result of Q1 ‘11 tax refunds  2011 was a record year - Full year impact of 2010 acquisition growth - Organic growth from Derby Week, Gaming & Online continue - IL Horse Racing Equity Trust Fund proceeds net $12.4 M (non-recurring) - Tax refunds of $10.3 M - $8.5 M receipt of Hoosier Park contingent consideration (non-recurring) 2H ‘12 cash opportunities - EBITDA growth (excluding non-recurring ‘11 items), lower interest expense - Continued use of acquired NOLs and acquisition tax amortization - Additional KY TIF proceeds Financials - Strong Cash Generation Insurance Recoveries $51 $78 Dollars in Millions Cash flow generation in 1H ‘12 continues, laying solid foundation for many options including acquisitions, increased dividends and further debt repayment Gaming, Online & Derby Week expansion plus unusual items help drive 2011 growth in operating cash flow.… $173 $96

Page: 21 Dollars in Millions Total Debt / EBITDA (LTM) 5.3 x 0.4 x EBITDA / Interest (LTM) 4.0 x 33.6 x $68 $43 $71 $265 $128 $63 2007 2008 2009 2010 2011 2Q '12 (a – Gaming industry peer group averages comprised of PENN, BYD, ASCA, ISLE, PNK Source: Company filings and Factset (as of 6/30/12) Financials - Attractive Balance Sheet Long Term Debt Gaming Industry Churchill Downs, Inc. Very Strong Balance Sheet…  2Q 2012 Long–term debt (“LTD”) down $45 M in the quarter, down $65 M since 2011 year-end and down $202 M since 2010 year-end Debt reduction on strong free cash flow generation in 2011 and 1H 2012, plenty of “dry powder” for M&A, dividend growth options  LTD spiked in 2010 driven by Youbet.com (June ‘10) & Harlow’s (Dec ‘10) acquisitions Credit facility provides capacity to $375 M … very low interest cost on current debt (currently <2.0%); matures Dec, 2013  Leverage and coverage ratios among industry best Cash flow values backstopped with hard assets/real estate value - 336 acres in Arlington Heights, IL - 231 acres in Miami Gardens, FL - 147 acres in Louisville, KY - 145 acres in New Orleans, LA -a) (b – Excludes convertible note payable, related party (for years 2007-2010) -b) Rapid deleveraging following 2010 acquisitions....